UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 13, 2023

__________

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number) WD 40 CO (Commission Company Name)	95-1797918 (I.R.S. Employer Identification Number)

9715 Businesspark Avenue, San Diego, California 92131 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.001 per share	WDFC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change of Principal Accounting Officer

On March 13, 2023, Rae Ann Partlo informed WD-40 Company (“Company”) that she would step down as the Company’s principal accounting officer, effective May 1, 2023. Ms. Partlo’s decision to step down as principal accounting officer, a position that she has held since December 2019, was due to personal reasons and not the result of any disagreement with the Board of Directors or the Company on any matter relating to its operations, policies or practices. Ms. Partlo, age 58, will continue to serve as Vice President, Corporate Controller, a position that she has held since December 2013. In addition, Ms. Partlo intends to retire from the Company and from her position as Vice President, Corporate Controller during calendar year 2024.

As a result of Ms. Partlo stepping down as the Company’s principal accounting officer, Sara K. Hyzer was appointed to serve in this capacity, effective May 1, 2023. Ms. Hyzer, age 45, joined the Company in August 2021 as Vice President, Global Finance Strategy, and was appointed Vice President, Finance, Treasurer, and Chief Financial Officer, effective November 1, 2022. In her current role, she serves as the Company’s principal financial officer. Prior to joining the Company, Ms. Hyzer served as an audit partner at PricewaterhouseCoopers LLP from 2015 to 2021.

There is no arrangement or understanding between Ms. Hyzer and any other person pursuant to which she was appointed principal accounting officer, and no new compensatory arrangements were entered into with Ms. Hyzer in connection with such appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: March 15, 2023	/s/ PHENIX Q. KIAMILEV
Phenix Q. Kiamilev
Vice President, General Counsel &
Corporate Secretary